UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2006

Tier Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23195	94-3145844
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10780 Parkridge Blvd., 4th Floor, Reston, Virginia		20191
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	571-382-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

As previously disclosed in the Registrant’s Forms 12b-25 filed on December 15, 2005, February 10, 2006 and May 11, 2006, while preparing its financial statements for the fiscal year ended September 30, 2005, the Registrant discovered a number of accounting errors. The Company is finalizing, but has not yet completed, its analysis of the final impact on financial results for fiscal year 2005, financial results for the first, second and third quarters of fiscal 2006, and on previously reported periods. As a result, the Registrant was not able to file its Annual Report on Form 10-K for the fiscal year ended September 30, 2005 or its Quarterly Report on Form 10-Q for the periods ended December 31, 2005 and March 31, 2006 within the prescribed time periods. Also, as anticipated, Tier will not be able to file its Quarterly Report on Form 10-Q for the period ended June 30, 2006 in the prescribed time period.

As previously disclosed, the Registrant expects to restate its financial results for the fiscal years ended September 30, 2002, 2003 and 2004 and for the fiscal year 2005 quarters, as needed. The Registrant is working diligently to file its Form 10-K for the fiscal year ended September 30, 2005 and the Quarterly Report on Form 10-Q for the fiscal periods ended December 31, 2005, March 31, 2006 and June 30, 2006.

Currently, the Registrant expects revenues for the quarter ended December 31, 2005 to be $38.5 million, a 21% increase over the same quarter in the prior year and expects revenues for the quarter ended March 31, 2006 to be $38.3 million, an 8% increase over the same quarter in the prior year. The Registrant expects revenues for the quarter ended June 30, 2006 to be $57.0 million, a 15% increase over the same quarter in the prior year. These results reflect the restatement adjustments that the Company expects to make to the results for the previously reported periods in fiscal year 2005. The Registrant notes, however, that the results reported herein could change, as a result of the aforementioned restatement activities.

The financial results discussed herein are preliminary and have not been finalized by the Registrant. They are based on information available to management at the date of this filing, and could change materially when the Registrant reports its audited financial results for prior fiscal years and unaudited financial results for the quarters ended December 31, 2005, March 31, 2006 and June 30, 2006.

The information in this Item 2.02 and Item 9.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall neither be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tier Technologies, Inc.

August 10, 2006	By:	David E. Fountain

Name: David E. Fountain
Title: Chief Financial Officer